                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Van Kampen Pace Fund

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: August 9, 2007
                                                     /s/ Ronald E. Robison
                                                    ----------------------------
                                                    Ronald E. Robison
                                                    Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Van Kampen Pace Fund and will be retained by Van Kampen Pace Fund and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this Report, but not being filed as part of this Report.

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Van Kampen Pace Fund

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: August 9, 2007
                                              /s/ Stuart N. Schuldt
                                              ----------------------------------
                                              Stuart N. Schuldt
                                              Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Van Kampen Pace Fund and will be retained by Van Kampen Pace Fund and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this Report, but not being filed as part of this Report.